POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, BO J. HOWELL, CAROL J. HIGHSMITH, and COURTNEY E. MOORE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 2017.

/s/ Darrin F. DelConte
Darrin F. DelConte, Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF LOS ANGELES	)

Before me, a Notary Public, in and for said county and state, personally appeared Darrin F. DelConte, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of September, 2017.

/s/ Pablo R. Rodriguez
Notary Public

My commission expires: June 5, 2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, BO J. HOWELL, CAROL J. HIGHSMITH, and COURTNEY E. MOORE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of October, 2017.

/s/ Brian J. Lutes
Brian J. Lutes, Treasurer

STATE OF OHIO	)
	)	ss:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state, personally appeared Brian J. Lutes, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of October, 2017.

/s/ Courtney Moore
Notary Public

My commission expires: April 16, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, BO J. HOWELL, CAROL J. HIGHSMITH, and COURTNEY E. MOORE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of October, 2017.

/s/ Nicholas G. Tonsich
Nicholas G. Tonsich, Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF LOS ANGELES	)

Before me, a Notary Public, in and for said county and state, personally appeared Nicholas G. Tonsich, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of October, 2017.

/s/ Lucille B. Hazdovac
Notary Public

My commission expires: July 28, 2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and an Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, BO J. HOWELL, CAROL J. HIGHSMITH, and COURTNEY E. MOORE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2017.

/s/ Timothy J. Wahl
Timothy J. Wahl, President and Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF LOS ANGELES	)

Before me, a Notary Public, in and for said county and state, personally appeared Timothy J. Wahl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of September, 2017.

/s/ James Blanchard
Notary Public

My commission expires: September 20, 2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, BO J. HOWELL, CAROL J. HIGHSMITH, and COURTNEY E. MOORE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 2017.

/s/ Michael A. Zupanovich
Michael A. Zupanovich, Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF LOS ANGELES	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael A. Zupanovich, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of September, 2017.

/s/ Carmen Vega
Notary Public

My commission expires: December 12, 2020